UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2009

TELESTONE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32503	84-1111224
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Floor 6, Saiou Plaza, No. 5 Haiying Road,
Fengtai Technology Park, Beijing, China 100070

Registrant’s telephone number, including area code (86)-10-8367-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On July 8, 2009, Mazars CPA Limited resigned as the independent registered public accounting firm for Telestone Technologies Corporation (the “Company”).  The Company’s Audit Committee and Board of Directors approved the resignation of Mazars CPA Limited on July 8, 2009.

For fiscal years 2008 and 2007, Mazars CPA Limited’s reports on the financial statements of the Company did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to any uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2008 and 2007 and through July 8, 2009, (i) there were no disagreements between the Company and Mazars CPA Limited on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Mazars CPA Limited would have caused Mazars CPA Limited to make reference to the subject matter of disagreement in connection with its reports on the Company’s financial statements, and (ii) there were no reportable events as that term is described in Item 304(a)(1)(iv) of Regulation S-K.

On July 9, 2009, the Company engaged QC CPA Group, LLC as the Company’s new independent registered public accounting firm to audit the Company’s financial statements for the year ending December 31, 2009. The Company’s Audit Committee and Board of Directors recommended, authorized, and approved the change in the Company’s independent registered public accounting firm to engage QC CPA Group, LLC to serve as the Company’s independent registered public accounting firm.

On August 4, 2009, the Company provided Mazars CPA Limited with a copy of this Amendment No. 1 to Form 8-K, and requested that Mazars CPA Limited furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  Mazars CPA Limited provided us with such a letter on August 6, 2009. The letter is attached as Exhibit 16.1 to this Amendment No. 1 to Form 8-K.

During the years ended December 31, 2008 and December 31, 2007 and the subsequent interim period through July 9, 2009, the Company did not consult with QC CPA Group, LLC regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) or (v) of Item 304 of Regulation S-K.

On July 13, 2009, the Company issued a press release announcing the engagement of QC CPA Group, LLC as its new independent registered public accounting firm. A copy of the press release is attached as Exhibit 99.1 to the report on Form 8-K filed on July 13, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter from Mazars CPA Limited dated August 6, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELESTONE TECHNOLOGIES CORPORATION

Dated: August 6, 2009	By:	/s/ Han Daqing
	Name:	Han Daqing
	Title:	Chief Executive Officer